UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – May 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2012

Vanguard Florida Focused Long-Term
Tax-Exempt Fund

> Investor demand for municipal bonds has been strong since early in 2011.

> For the six months ended May 31, 2012, Vanguard Florida Focused Long-Term Tax-Exempt Fund returned 6.06% for Investor Shares and 6.11% for Admiral Shares, putting the fund ahead of its benchmark and its peers.

> About one-third of the fund’s assets were invested outside of Florida, as part of its new strategy of diversifying its portfolio.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangement.	33
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended May 31, 2012
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Florida Focused Long-Term Tax-Exempt Fund
Investor Shares	2.47%	3.80%	1.92%	4.14%	6.06%
Admiral™ Shares	2.55	3.92	1.97	4.14	6.11
Barclays Municipal Bond Index					5.75
Spliced Other States Municipal Debt Funds
Average					5.98

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35%.
Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2011, Through May 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Focused Long-Term
Tax-Exempt Fund
Investor Shares	$11.60	$12.08	$0.220	$0.000
Admiral Shares	11.60	12.08	0.225	0.000

Chairman’s Letter

Dear Shareholder,

The municipal bond market turned in a strong performance during the six months ended May 31, 2012, outpacing the broad U.S. taxable bond market by more than 2 percentage points even as the fiscal situation of state and local governments remained challenging.

Vanguard Florida Focused Long-Term Tax-Exempt Fund returned 6.06% for Investor Shares and 6.11% for Admiral Shares. Its holdings in longer bonds, where investor demand was especially strong, helped it outpace the 5.75% return of its benchmark index and its peer group’s average return of 5.98%. With many investors willing to take on greater risk for more potential yield, longer-maturity and lower-quality bonds performed best.

As a result of the solid demand for munis, capital appreciation accounted for about two-thirds of the fund’s total return. As bond prices rose, the fund’s 30-day SEC yield for Investor Shares fell to 2.47% from 3.10% six months earlier. (Bond yields and prices move in opposite directions.)

Please note that in March we replaced the benchmark index for the Florida Focused Long-Term Tax-Exempt Fund. As we had previously announced, there is no longer a tax benefit for owning only Florida municipal bonds. As a result, we believe shareholders are better served by owning a more broadly diversified portfolio of municipal bonds, with as much as 50% of assets in non-Florida issues. We believe that the fund’s new comparative benchmark, the Barclays Municipal Bond Index, more accurately represents the fund’s actual bond exposure.

Bonds benefited from investors seeking safety and yields
The return of Florida municipal bonds of about 6% was well ahead of the return of about 3% for the broad U.S. taxable bond market for the half-year.

The yields of U.S. Treasury bonds, which flirted with higher levels early in the period, reached record lows by the end of the six months as some investors fled to the perceived safety of government-issued securities, helping them post a solid return of just under 3%. At the same time, corporate bonds, which found favor with investors seeking higher yields, returned well over 6%.

U.S. stocks significantly outpaced their international counterparts
The six months ended May 31 were marked by volatility in a pattern that has become all too familiar. At the start of the period, global stock markets rose as the U.S. economy seemed to be strengthening and Europe experienced a temporary lull in its debt crisis.

Stocks later reversed course amid news of dwindling economic growth at home and trouble abroad as Europe’s debt drama once again intensified, causing renewed

Market Barometer
			Total Returns
		Periods Ended May 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.46%	7.12%	6.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.75	10.40	5.87
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.04	0.95

Stocks
Russell 1000 Index (Large-caps)	6.23%	-1.23%	-0.75%
Russell 2000 Index (Small-caps)	4.06	-8.88	-0.73
Dow Jones U.S. Total Stock Market Index	6.06	-1.88	-0.45
MSCI All Country World Index ex USA (International)	-4.04	-20.49	-5.55

CPI
Consumer Price Index	1.58%	1.70%	2.02%

concern among investors. Despite erasing some earlier gains, U.S. stocks returned more than 6% for the six months.

International stocks didn’t fare as well, returning about –4% for the half-year. European companies were the worst performers. Concerns focused on Greece and Spain, but healthier markets throughout Europe felt the effects of resurgent investor worries about indebtedness. Emerging markets and the developed markets of the Pacific region were also hurt by signs of slowing growth.

For municipal bonds, rising supply was matched by increased demand
The severity of the Great Recession has left the finances of many state and local governments in disarray. The sharp drop in tax revenues had these entities scrambling to make similar cuts to their expenditures, ratcheting up uncertainty in some quarters about their creditworthiness. The situation has remained strained, especially for local governments, because they depend heavily on property tax revenues. Such revenues have continued to fall as they respond with a lag to the declines seen in property values.

However, overall tax revenues have continued the upward, if uneven, trend that began in 2010 for most states, according to data from The Nelson A. Rockefeller Institute of Government. During the past six months, the U.S. economy inched forward, the employment situation showed some improvement, and consumer spending ticked up, all of which helped

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Florida Focused Long-Term Tax-Exempt
Fund	0.20%	0.12%	1.01%

The fund expense ratios shown are from the prospectus dated March 28, 2012, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2012, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Other States Municipal Debt Funds.

drive tax revenues higher for many states, including the Sunshine State (see the accompanying chart).

At the same time, Florida state and local governments have shied away from initiating significant new spending projects. Although issuance of municipal bonds rose significantly from a year earlier, much of it was aimed at refinancing existing debt at lower rates of interest. States and municipalities benefit from refinancing because it reduces their debt servicing costs.

While overall supply rose in the Florida municipal bond market, so too did demand. The hunt for yield spurred many investors to move into bonds with longer maturities (despite the potential for sharp declines in price should interest rates rise) and lower credit ratings.

Yields—particularly for long-term issues—hit levels that made municipal bonds attractive even to unconventional investors such as banks.

The outperformance of longer-maturity bonds supported the fund relative to its benchmark during the period. Demand for the substantially higher yields offered by these bonds drove their prices up, which translated into capital appreciation for the fund.

Another contributor to the fund’s relative performance was its exposure to essential-service bonds, such as those that finance water and sewer treatment facilities, which benefit from a consistent income stream dedicated to servicing the debt. These bonds did better than their general-obligation counterparts, which depend on general tax revenues and are therefore more affected by economic cycles. The fund also benefited from its holdings in the health care sector, especially hospital bonds, where the fund’s advisor saw attractive returns for the level of risk involved.

During the six months under review, the advisor maintained its systematic and rigorous approach to assessing the credit quality of each security considered for purchase. With hundreds of issuers in this fragmented market, such fundamental credit analysis remained critical in

Florida tax revenues are recovering

Sources: Vanguard and The Nelson A. Rockefeller Institute of Government.

determining where the best opportunities might be for the advisor to add value to the fund.

With yields so low for so long, what’s a bond investor to do?

Bond yields sure aren’t what they used to be. Those of some Treasuries hit all-time lows during the past six months, and municipal bond yields fell to levels not seen since the 1960s. This is unhappy news for investors who count on bond income for their spending needs.

An alternative approach to the income question is based on “total return.” With this approach, you rely not only on income from your holdings but on cash realized by selling some of them according to a careful plan. The goal is to maintain your preferred asset mix and, thus, a more diversified and stable risk profile. An income-only spending strategy, by contrast, can lead you to tilt your asset mix away from your target in favor of bonds and narrow segments of the stock market, such as stocks with high dividend yields.

For more information on this topic, you may want to read a Vanguard research paper titled Spending From a Portfolio: Implications of a Total-Return Approach Versus an Income Approach for Taxable Investors. It is available at vanguard.com/ research.

Whether yields are high or low, rising or falling, we believe that holding bonds in a portfolio is always useful. They are there to help cushion volatility when, not if, more risky assets such as stocks happen to perform poorly.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 15, 2012

Advisor’s Report

For the six months ended May 31, 2012, Vanguard Florida Focused Long-Term Tax-Exempt Fund returned 6.06% for Investor Shares and 6.11% for Admiral Shares. The fund outpaced its new benchmark index, which returned 5.75%, and the 5.98% average return of peer-group funds. (The move to a new benchmark is discussed in the Chairman’s Letter.)

The investment environment
The half-year saw generally declining yields in the municipal bond market. The Federal Reserve continued to anchor the shortest-term yields near zero and reiterated its view that rates would remain very low through late 2014. At the opposite end of the maturity spectrum, the Fed continued to execute a bond-buying program aimed at lowering longer-term yields. (Yields fall as demand for bonds rises, boosting prices.)

Economic concerns also contributed to the slide in yields. Investors nervous about the uneven pace of U.S. economic growth and the further unraveling of Europe’s fiscal situation fled to the perceived safety of U.S. Treasury securities and municipal bonds. Moreover, demand for municipal bonds has been robust since early 2011, when the muni market recovered from a five-month slide in prices and a wave of fund withdrawals accompanied by overblown fears of systemic defaults.

Patient investors in the Florida Focused Long-Term Tax-Exempt Fund have done well since then: From January 31, 2011,

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)

	November 30,	May 31,
Maturity	2011	2012
2 years	0.42%	0.33%
5 years	1.12	0.75
10 years	2.22	1.79
30 years	3.84	3.08
Source: Vanguard.

to May 31, 2012, the fund returned more than 16%, compared with about 10% for taxable bonds and not quite 4% for stocks (based on the Barclays U.S. Aggregate Bond Index and the Dow Jones U.S. Total Stock Market Index).

Municipal bonds’ strong performance took place as most state and local governments continued to wrestle with finances tattered by the Great Recession. Florida’s financial managers have squarely confronted the situation. The gap in the state’s fiscal 2013 budget, which starts June 30, is the smallest that the state has had to close since the recession. The budget increases education spending, rebuilds reserves, provides business tax relief, and proposes restructuring of Medicaid and public employee pensions benefits.

Florida’s economy appears to be recovering less quickly than the nation’s, according to a gauge of current economic conditions for each state that is published by the Federal Reserve Bank of Philadelphia. The bank’s index for Florida rose by 3% from its low point in January 2010 to May 2012, compared with a 6% rise for the national economy. (The index combines data on jobs, manufacturing, and wages and salaries.) Even so, Moody’s Investors Service reported that annual taxable property values in three of the state’s largest counties had increased moderately for the first time since 2007.

Like many other issuers nationwide, governments at the state and local level in Florida are taking advantage of low interest rates to call in and replace higher-interest bonds; at the same time, they are limiting outlays for new projects. Nationally, during the six months ended May 31, about two-thirds of the $160 billion in new issues were refinancings, compared with an average of one-third over the 15 years through 2010.

Management of the funds
As the Federal Reserve’s operations at both ends of the maturity spectrum lowered yields, many muni investors grew willing to accept greater risk to obtain higher yields. Many have turned to high-yield muni bonds, exposing themselves to greater credit risk, while others have moved to longer-maturity bonds, which would respond with greater price declines should interest rates rise. It’s a phenomenon we would normally look for in the later stages of an economic recovery, when the typical pace of expansion would be stronger, state and local finances healthier, and confidence higher.

Nonetheless, the fund has benefited from this market environment. The demand for longer-term bonds has boosted the prices of holdings in our portfolio. We have also taken advantage of the steep yield curve—that is, the wide difference between shorter- and longer-term yields that has resulted from the Fed’s policies. A steep yield curve can produce price gains as bonds move closer to their maturity.

In all market conditions, of course, in-depth credit analysis is a key aspect of our process. In selecting bonds to add to or sell from the portfolio, we combine our trading team’s focus on finding value with our credit analysts’ prudent views about the financial structure and economic environment of issuers. Two broad themes in the current market are an emphasis on essential-service bonds and a move away from local-government general-obligation issues, although there are always exceptions. In addition, we have focused on attractively valued issues in health care, with an emphasis on hospitals.

Yields of Florida bonds have been above general market averages, in part because of the lack of a tax benefit for investing in Florida securities. As you may recall, Florida eliminated its intangibles tax in 2007. Because of this, the mandate of the fund has been revised to allow us to invest up to 50% of its assets in bonds outside the state, and we have been evaluating securities both within and outside the state for the best relative value opportunities for the fund.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds

Vanguard Fixed Income Group

June 19, 2012

Florida Focused Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFLTX	VFLRX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.47%	2.55%

Financial Attributes

		Barclays
		Municipal
		Bond
	Fund	Index
Number of Bonds	273	46,824
Yield to Maturity
(before expenses)	2.6%	2.4%
Average Coupon	4.9%	4.9%
Average Duration	6.5 years	7.3 years
Average Effective
Maturity	6.2 years	5.7 years
Short-Term
Reserves	3.6%	—

Volatility Measures
Barclays
Municipal
Bond
Index
R-Squared	0.98
Beta	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	6.4%
1 - 3 Years	9.9
3 - 5 Years	16.5
5 - 10 Years	61.7
10 - 20 Years	3.6
20 - 30 Years	1.9

Distribution by Credit Quality (% of portfolio)
AAA	18.2%
AA	50.1
A	27.0
BBB	4.7

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2012, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2012, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Florida Focused Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2001, Through May 31, 2012
				Barclays
				Municipal
				Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	4.75%	2.29%	7.04%	6.32%
2003	4.43	2.95	7.38	6.65
2004	4.33	-0.63	3.70	4.07
2005	4.34	-1.30	3.04	3.88
2006	4.59	1.31	5.90	6.12
2007	4.50	-1.56	2.94	2.71
2008	4.21	-10.08	-5.87	-3.61
2009	5.04	9.59	14.63	14.17
2010	4.36	0.35	4.71	4.76
2011	4.24	2.20	6.44	6.53
2012	1.92	4.14	6.06	5.75
Note: For 2012, performance data reflect the six months ended May 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1992	12.92%	5.06%	4.46%	0.82%	5.28%
Admiral Shares	11/12/2001	13.01	5.14	4.53	0.82	5.35

See Financial Highlights for dividend and capital gains information.

Florida Focused Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.7%)
Florida (66.1%)
Alachua County FL Health Facilities Authority
Revenue (Shands Teaching Hospital & Clinics
Inc. Project)	6.250%	2/1/16 (14)	8,695	9,533
Boynton Beach FL Utility System Revenue	5.375%	11/1/13 (14)	2,400	2,513
Boynton Beach FL Utility System Revenue	5.375%	11/1/15 (14)	2,665	2,929
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,598
Brevard County FL Health Facilities Authority
Revenue (Health First Inc. Project)	7.000%	4/1/39	7,000	8,582
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,700
Broward County FL Educational Facilities
Authority Revenue (Nova Southeastern
University Project) VRDO	0.200%	6/1/12 LOC	1,400	1,400
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,325
Broward County FL Sales Tax Revenue (Main
Courthouse Project)	5.250%	10/1/36	2,500	2,793
Broward County FL School Board COP	5.000%	7/1/20 (4)	5,000	5,582
Citizens Property Insurance Corp. Florida
Revenue (Coastal Account)	5.500%	6/1/14	10,000	10,881
Citizens Property Insurance Corp. Florida
Revenue (Coastal Account)	5.000%	6/1/15	5,000	5,525
Citizens Property Insurance Corp. Florida
Revenue (Coastal Account)	5.000%	6/1/16	1,000	1,119
Citizens Property Insurance Corp. Florida
Revenue (Coastal Account)	5.500%	6/1/17	5,000	5,775
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,632
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,328
Florida Board of Education Capital Outlay GO	5.000%	6/1/14	5,000	5,460
Florida Board of Education Capital Outlay GO	5.000%	6/1/33	3,000	3,548
Florida Board of Education Lottery Revenue	5.000%	1/1/13 (Prere.)	3,640	3,774
Florida Board of Education Lottery Revenue	5.250%	1/1/13 (Prere.)	3,330	3,457
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (2)	3,000	3,451
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/16	3,000	3,513
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/21	6,400	6,746
Florida Board of Education Public Education
Capital Outlay GO	6.000%	6/1/23	3,000	4,121
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/29	5,000	5,670

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/35	7,000	7,741
Florida Department of Environmental Protection
& Preservation Revenue	5.000%	7/1/27	5,000	5,489
Florida Department of Transportation GO	5.000%	7/1/13 (Prere.)	2,620	2,776
Florida Department of Transportation GO	5.000%	7/1/30	7,350	7,956
1 Florida Education System University System
Improvement Revenue TOB VRDO	0.200%	6/7/12	3,290	3,290
Florida Housing Finance Corp. Homeowner
Mortgage Revenue	5.500%	7/1/39	520	554
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	5.000%	7/1/15	3,000	3,344
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	5.000%	7/1/16	6,350	7,220
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,570
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,397
Florida Water Pollution Control Financing
Corp. Revenue	5.000%	1/15/20	2,000	2,428
Florida Water Pollution Control Financing
Corp. Revenue	5.000%	1/15/25	3,000	3,555
Halifax Hospital Medical Center
Florida Hospital Revenue	5.500%	6/1/38 (4)	3,000	3,205
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	1,225	1,409
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/31	4,000	4,215
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/35	8,775	9,162
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.625%	11/15/37	5,000	5,601
Hillsborough County FL Industrial Development
Authority Hospital Revenue (H. Lee Moffitt
Cancer Center Project)	5.250%	7/1/27	3,000	3,189
Hillsborough County FL Industrial Development
Authority Hospital Revenue (Tampa General
Hospital Project)	5.250%	10/1/34	4,570	4,638
Hillsborough County FL Industrial Development
Authority Pollution Control Revenue (Tampa
Electric Co. Project) PUT	5.150%	9/1/13	2,000	2,104
Hillsborough County FL Industrial Development
Authority Revenue (University Community
Hospital)	6.500%	8/15/19 (ETM)	5,000	6,244
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,863
Jacksonville FL Economic Development
Commission Health Care Facilities Revenue
(Mayo Clinic)	5.000%	11/15/36	3,000	3,244
Jacksonville FL Electric Authority Electric
System Revenue VRDO	0.190%	6/7/12	1,880	1,880
Jacksonville FL Electric Authority Power Supply
System Revenue (Scherer 4 Project)	5.625%	10/1/33	4,000	4,289
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	4.750%	10/1/33	1,920	1,997

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.000%	10/1/37	4,500	4,851
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,946
Jacksonville FL Electric Authority Water &
Sewer Revenue	5.375%	10/1/39	1,125	1,187
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project)	5.000%	8/15/27	2,500	2,670
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project)	5.000%	8/15/37	3,800	3,959
Jacksonville FL Health Facilities Authority
Hospital Revenue (Baptist Medical Center
Project) VRDO	0.200%	6/1/12 LOC	17,450	17,450
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,488
Lakeland FL Electric & Water Revenue	6.050%	10/1/14 (4)	2,000	2,235
Marion County FL Hospital District Health
System Improvement Revenue (Munroe
Regional Health System)	5.000%	10/1/29	6,540	6,746
Miami FL Special Obligation Revenue (Marlins
Stadium Project)	5.250%	7/1/35 (4)	2,000	2,175
Miami FL Special Obligation Revenue
(Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	2,158
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/23	3,000	3,405
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/24	3,000	3,363
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/28	2,000	2,185
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/35	2,500	2,692
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/41	6,950	7,757
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	9,000	10,130
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	1,775	1,998
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/24 (2)	2,365	2,848
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/37 (2)	4,250	4,481
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/40	7,000	7,489
Miami-Dade County FL Public Facilities Revenue
(Jackson Memorial Hospital)	5.000%	6/1/28 (14)	2,090	2,136
Miami-Dade County FL School Board COP	5.000%	8/1/14 (14)	1,665	1,734
Miami-Dade County FL School Board COP	5.000%	5/1/15 (12)	2,500	2,771
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,991
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	9,074
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/19 (4)	2,000	2,391
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/31 (10)	5,000	5,340
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/20 (10)	4,385	5,046
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/26 (14)	7,000	7,735
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/39 (4)	4,745	5,212
1 Miami-Dade County FL Water & Sewer Revenue
TOB VRDO	0.280%	6/7/12 (4)	2,200	2,200

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
North Brevard County FL Hospital District
Revenue (Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,185
North Broward FL Hospital District Revenue
VRDO	0.150%	6/7/12 LOC	3,230	3,230
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/13 (14)	1,890	2,006
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/16 (14)	1,515	1,697
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/18 (14)	5,770	7,034
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	5.125%	11/15/39	9,000	9,304
Orange County FL Health Facilities Authority
Revenue (Nemours Foundation Project)	5.000%	1/1/39	6,500	6,946
Orange County FL School Board COP	5.000%	8/1/23 (14)	5,000	5,580
Orange County FL Tourist Development
Revenue	4.750%	10/1/32 (10)	8,500	8,840
Orlando & Orange County FL Expressway
Authority Revenue	8.250%	7/1/14 (14)	3,000	3,413
Orlando & Orange County FL Expressway
Authority Revenue	8.250%	7/1/15 (14)	8,360	10,001
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/28	2,000	2,238
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/28 (12)	5,000	5,595
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/30	1,000	1,112
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/32 (4)	5,340	5,751
Orlando FL Utility Commission Utility
System Revenue	5.000%	10/1/18	3,000	3,656
Orlando FL Utility Commission Utility
System Revenue	5.000%	10/1/29	3,675	4,287
Orlando FL Utility Commission Utility
System Revenue	5.250%	10/1/39	2,500	2,793
Orlando FL Utility Commission Water &
Electric Revenue	5.000%	10/1/25	2,100	2,337
Palm Beach County FL Criminal Justice
Facilities Revenue	7.200%	6/1/15 (14)	3,000	3,498
Palm Beach County FL Health Facilities
Authority Hospital Revenue (BRCH Corp.
Obligated Group)	5.625%	12/1/31	6,000	6,013
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/33	1,700	1,845
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/38	3,000	3,227
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,316
Palm Beach County FL School Board COP	5.000%	8/1/24 (14)	7,135	8,001
Palm Beach County FL School Board COP	5.000%	8/1/27 (14)	2,000	2,206
Palm Beach County FL Solid Waste
Authority Revenue	5.500%	10/1/28	5,000	5,697
Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/31	2,000	2,248
Panama City FL Utility Revenue	5.000%	6/1/39 (12)	3,000	3,268

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pinellas County FL Health Facilities Authority
Revenue (Baycare Health System) VRDO	0.180%	6/1/12 LOC	1,900	1,900
Polk County FL Transportation Revenue	5.000%	12/1/20	1,000	1,199
Polk County FL Utility System Revenue	5.250%	10/1/21 (14)	3,620	3,798
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	2,000	2,269
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,166
Putman County FL Authority Pollution Control
Revenue (Seminole Electric Cooperative Inc.
Project) PUT	5.350%	5/1/18 (2)	3,500	3,953
Sarasota County FL Public Hospital District
Hospital Revenue (Sarasota Memorial Hospital
Project)	5.625%	7/1/39	5,000	5,420
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,481
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	3,208
Seacoast FL Utility Authority Water & Sewer
Revenue	5.500%	3/1/17 (14)	2,400	2,857
Seacoast FL Utility Authority Water & Sewer
Revenue	5.500%	3/1/19 (14)	3,595	4,450
Seminole County FL Water & Sewer Revenue	6.000%	10/1/12 (14)	1,765	1,780
Seminole County FL Water & Sewer Revenue	6.000%	10/1/19 (14)	2,350	2,559
Seminole County FL Water & Sewer Revenue	5.000%	10/1/36	4,400	4,692
South Broward FL Hospital District Revenue	5.000%	5/1/35 (14)	5,050	5,300
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	10,552
1 South Florida Water Management District COP
TOB VRDO	0.200%	6/1/12	2,400	2,400
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/18	2,000	2,336
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/20	5,000	5,708
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/22	5,000	5,668
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/37	5,000	5,310
St. John’s County FL Industrial Development
Authority Health Care Revenue (Vicars
Landing Project)	5.000%	2/15/17	1,115	1,160
St. John’s County FL Ponte Vedra
Utility Systems Revenue	5.000%	10/1/30 (4)	3,650	3,867
St. Johns County FL Development Authority
Revenue (Presbyterian Retirement
Communities Project)	6.000%	8/1/45	5,000	5,468
St. Petersburg FL Health Facilities Authority
Revenue (All Children’s Hospital Inc.
Obligated Group)	6.500%	11/15/39	2,000	2,356
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,000	1,127
Sunrise FL Utility System Revenue	5.200%	10/1/20 (Prere.)	7,255	9,135
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	10,922
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,677
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	7,000	7,742
Tohopekaliga FL Water Authority Utility System
Revenue	5.750%	10/1/32	2,750	3,299

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of Central Florida Athletic Association
Inc. COP	5.000%	10/1/35 (14)	2,800	2,788
				627,029
New York (4.4%)
New York City NY GO	5.000%	8/1/35	1,500	1,696
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/39	2,000	2,198
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/44	2,000	2,224
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/45	1,000	1,117
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/18	3,000	3,684
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/39	1,455	1,626
New York Liberty Development Corp. Revenue	5.750%	11/15/51	2,000	2,301
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	5.125%	11/15/28	2,000	2,369
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.000%	11/15/31	3,000	3,372
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	7/1/40	2,000	2,253
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	10/1/41	2,000	2,302
New York State Dormitory Authority Revenue
(New York University)	5.000%	7/1/39	2,000	2,229
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/34	2,000	2,282
New York State Dormitory Authority Revenue
(State University Educational Facilities)	5.000%	5/15/26	2,000	2,382
New York State Environmental Facilities Corp.
Revenue (State Revolving Funds)	5.000%	5/15/41	1,000	1,137
Port Authority of New York & New Jersey
Revenue	5.000%	10/15/39	2,000	2,228
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/18	2,000	2,409
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/27	3,000	3,590
				41,399
Texas (3.8%)
Austin TX Water & Wastewater System
Revenue	5.000%	11/15/25	3,000	3,629
Dallas TX Area Rapid Transit Sales Tax
Revenue	5.250%	12/1/43	1,760	1,959
Dallas TX Waterworks & Sewer System
Revenue	5.000%	10/1/40	2,000	2,268
Frisco TX Independent School District GO	5.000%	8/15/40	1,000	1,142
North Texas Tollway Authority System Revenue	5.000%	9/1/30	2,000	2,298
North Texas Tollway Authority System Revenue	5.000%	9/1/31	2,000	2,288
2 North Texas Tollway Authority System Revenue	5.000%	1/1/36	1,900	1,994
North Texas Tollway Authority System Revenue	5.500%	9/1/41	2,000	2,338
San Antonio TX GO	4.000%	8/1/14	1,000	1,078
San Antonio TX Water Revenue	5.000%	5/15/26	2,000	2,426
Texas GO	5.000%	8/1/32	4,000	4,654
Texas State University System Revenue	5.000%	3/15/42	2,000	2,225
University of Houston Texas Revenue	5.000%	2/15/22	2,560	3,143

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of Texas System Revenue Financing
System Revenue	5.000%	8/15/25	2,000	2,454
Waco TX Education Finance Corp. Revenue
(Baylor University)	5.000%	3/1/43	2,000	2,253
				36,149
Massachusetts (3.1%)
Massachusetts College Building Authority
Revenue	5.000%	5/1/41	2,000	2,251
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	1,325	1,369
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	3,000	3,605
Massachusetts GO	5.000%	10/1/16	3,000	3,552
Massachusetts GO	5.000%	10/1/17	3,000	3,632
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	1,235	1,678
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	3,000	3,551
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/13	3,550	3,757
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/27	3,000	3,588
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	1,000	1,141
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.250%	7/1/36	1,500	1,679
				29,803
California (2.4%)
California GO	5.250%	10/1/24	3,000	3,576
California GO	5.000%	6/1/37 (14)	2,500	2,614
California GO	6.000%	11/1/39	1,500	1,767
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/37	1,000	1,060
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	2,000	2,185
Golden State Tobacco Securitization Corp.
California	6.750%	6/1/13 (Prere.)	3,680	3,916
2 Mount Diablo CA Unified School District GO	5.000%	8/1/32	2,675	2,989
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26	1,000	1,181
San Diego CA Community College District GO	5.000%	8/1/36	1,500	1,695
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/26	2,000	2,311
				23,294
Puerto Rico (2.0%)
Puerto Rico GO	5.250%	7/1/13 (Prere.)	775	817
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	0.000%	7/1/36 (2)	25,120	5,990
Puerto Rico Public Buildings Authority
Government Facilities Revenue PUT	5.000%	7/1/12 (2)	11,900	11,939
				18,746
Georgia (1.6%)
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/36	1,000	1,132
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/41	1,000	1,125
Georgia GO	5.000%	7/1/29	2,000	2,411

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gwinnett County GA Water & Sewer Authority
Revenue	5.000%	8/1/20	2,900	3,673
Municipal Electric Authority Georgia Revenue
(Combined Cycle Project)	5.000%	11/1/22	3,000	3,658
Municipal Electric Authority Georgia Revenue
(Project One)	5.000%	1/1/21	3,000	3,610
				15,609
Illinois (1.6%)
Chicago IL GO	5.250%	1/1/35	2,000	2,208
Chicago IL O’Hare International Airport Revenue	6.500%	1/1/41	3,000	3,630
Chicago IL Transit Authority Sales Tax Receipts
Revenue	5.250%	12/1/36	1,000	1,126
Cook County IL GO	5.250%	11/15/28	2,000	2,269
Illinois Finance Authority Revenue
(Ascension Health Credit Group)	5.000%	11/15/37	1,000	1,092
Illinois Finance Authority Revenue
(Loyola University)	5.000%	7/1/42	2,000	2,166
Illinois Finance Authority Revenue
(University of Chicago)	5.000%	10/1/32	790	917
Illinois GO	5.000%	8/1/23	1,500	1,685
				15,093
North Carolina (1.5%)
Charlotte NC Airport Revenue	5.000%	7/1/26	2,205	2,552
Charlotte NC Airport Revenue	5.000%	7/1/36	2,000	2,228
Charlotte NC GO	5.000%	7/1/27	3,000	3,718
North Carolina Capital Facilities Finance Agency
Revenue (Duke University Project)	5.000%	10/1/38	2,725	3,079
North Carolina Medical Care Commission Health
Care Facilities Revenue (Vidant Health)	5.000%	6/1/36	500	540
Wake County NC GO	4.000%	2/1/14	2,000	2,123
				14,240
Ohio (1.5%)
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	1,300	1,390
Columbus OH GO	5.000%	12/15/13	2,000	2,145
Franklin County OH GO	5.000%	12/1/15	2,000	2,303
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/28	2,000	2,302
Ohio GO	5.000%	2/1/29	3,000	3,509
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/38	2,000	2,200
				13,849
Pennsylvania (1.3%)
Pennsylvania GO	5.000%	9/1/14 (4)	3,100	3,422
Pennsylvania GO	5.000%	3/1/15	2,065	2,321
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/29	1,000	1,173
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	2,000	2,413
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	1,000	1,209
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	2,000	2,162
				12,700
Washington (1.3%)
Port of Seattle WA Revenue	5.000%	6/1/30	2,000	2,252
University of Washington Revenue	5.000%	4/1/19	2,000	2,482

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of Washington Revenue	5.000%	7/1/34	2,000	2,327
Washington GO	5.000%	8/1/35	2,000	2,276
Washington State University General Revenue	5.000%	10/1/27	2,760	3,271
				12,608
Maryland (1.1%)
Baltimore County MD GO	5.000%	2/1/26	2,800	3,468
Maryland GO	5.000%	8/1/15	2,425	2,768
Maryland GO	5.000%	3/1/16	3,720	4,331
				10,567
Wisconsin (1.0%)
Wisconsin GO	5.000%	5/1/13	2,750	2,871
Wisconsin GO	5.000%	11/1/20	2,500	3,134
Wisconsin Transportation Revenue	5.000%	7/1/31	2,815	3,323
				9,328
Virginia (0.9%)
Fairfax County VA Economic Development
Authority Transportation District Improvement
Revenue (Silver Line Phase I Project)	5.000%	4/1/36	1,000	1,118
Norfolk VA Water Revenue	5.000%	11/1/28	1,000	1,203
Roanoke VA Economic Development Authority
Hospital Revenue (Carilion Clinic Obligated
Group)	5.000%	7/1/28	1,640	1,829
Virginia Public School Authority Revenue	5.000%	8/1/16	3,860	4,556
				8,706
Connecticut (0.9%)
Connecticut GO	5.000%	11/1/16	2,000	2,366
Connecticut GO	5.000%	11/1/26	3,000	3,621
Connecticut Health & Educational Facilities
Authority Revenue (Yale University)	5.000%	7/1/40	2,000	2,228
				8,215
New Jersey (0.5%)
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/26	2,000	2,369
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	6/15/35	2,000	2,435
				4,804
New Hampshire (0.5%)
2 New Hampshire Health & Education Facilities
Authority Revenue (Southern New
Hampshire University)	5.000%	1/1/42	1,000	1,032
New Hampshire Health & Education Facilities
Authority Revenue (Wentworth
Douglas Hospital)	7.000%	1/1/38	3,000	3,569
				4,601
Missouri (0.5%)
Curators of the University of Missouri System
Facilities Revenue	5.000%	11/1/24	1,500	1,833
Missouri Health & Educational Facilities
Authority Revenue (Washington University)	5.000%	11/15/37	2,200	2,572
				4,405
Nebraska (0.4%)
Municipal Energy Agency of Nebraska Power
Supply System Revenue	5.000%	4/1/29	2,000	2,294
Nebraska Public Power District Revenue	5.000%	1/1/27	1,500	1,761
				4,055

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
South Carolina (0.4%)
Piedmont SC Municipal Power Agency Revenue	5.250%	1/1/19	3,000	3,513

Alabama (0.4%)
Huntsville AL GO	5.000%	5/1/26	2,860	3,412

Minnesota (0.4%)
Minnesota GO	5.000%	10/1/16	2,850	3,379

Tennessee (0.3%)
Shelby County TN Health Educational & Housing
Facility Board Revenue (Methodist Le
Bonheur Healthcare)	5.000%	5/1/42	500	535
Tennessee GO	5.000%	10/1/16	2,000	2,373
				2,908
Indiana (0.3%)
Indiana University Student Fee Revenue	5.000%	6/1/21	1,195	1,506
Indiana University Student Fee Revenue	5.000%	6/1/22	1,000	1,269
				2,775
New Mexico (0.3%)
New Mexico GO	5.000%	3/1/14	2,410	2,604

Hawaii (0.3%)
Hawaii GO	5.000%	12/1/18	2,000	2,466

Oregon (0.2%)
Oregon GO (Oregon University System Projects)	5.000%	8/1/36	2,000	2,301

Mississippi (0.2%)
Mississippi GO	5.000%	10/1/36	2,000	2,295

District of Columbia (0.2%)
District of Columbia Water & Sewer Authority
Public Utility Revenue	5.000%	10/1/37	2,000	2,265

Kentucky (0.2%)
Kentucky Economic Development Finance
Authority Hospital Revenue (Baptist
Healthcare System Obligated Group)	5.250%	8/15/46	2,000	2,165

Oklahoma (0.1%)
Oklahoma Turnpike Authority Revenue	5.000%	1/1/28	775	909
Total Tax-Exempt Municipal Bonds (Cost $874,190)				946,192
Other Assets and Liabilities (0.3%)
Other Assets				12,355
Liabilities				(9,881)
				2,474
Net Assets (100%)				948,666

Florida Focused Long-Term Tax-Exempt Fund

At May 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	878,281
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,617)
Unrealized Appreciation (Depreciation)	72,002
Net Assets	948,666

Investor Shares—Net Assets
Applicable to 11,669,607 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	141,010
Net Asset Value Per Share—Investor Shares	$12.08

Admiral Shares—Net Assets
Applicable to 66,839,492 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	807,656
Net Asset Value Per Share—Admiral Shares	$12.08

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the aggregate value of these securities was $7,890,000, representing 0.8% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2012.
A key to abbreviations and other references follows the Statement of Net Assets
See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2012
($000)
Investment Income
Income
Interest	18,222
Total Income	18,222
Expenses
The Vanguard Group—Note B
Investment Advisory Services	28
Management and Administrative—Investor Shares	115
Management and Administrative—Admiral Shares	373
Marketing and Distribution—Investor Shares	18
Marketing and Distribution—Admiral Shares	74
Custodian Fees	8
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	1
Total Expenses	619
Net Investment Income	17,603
Realized Net Gain (Loss)
Investment Securities Sold	3,025
Futures Contracts	(21)
Realized Net Gain (Loss)	3,004
Change in Unrealized Appreciation (Depreciation) of Investment Securities	34,961
Net Increase (Decrease) in Net Assets Resulting from Operations	55,568

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,603	37,053
Realized Net Gain (Loss)	3,004	104
Change in Unrealized Appreciation (Depreciation)	34,961	16,600
Net Increase (Decrease) in Net Assets Resulting from Operations	55,568	53,757
Distributions
Net Investment Income
Investor Shares	(2,556)	(5,660)
Admiral Shares	(15,047)	(31,393)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(17,603)	(37,053)
Capital Share Transactions
Investor Shares	(2,378)	(27,937)
Admiral Shares	1,683	(51,971)
Net Increase (Decrease) from Capital Share Transactions	(695)	(79,908)
Total Increase (Decrease)	37,270	(63,204)
Net Assets
Beginning of Period	911,396	974,600
End of Period	948,666	911,396

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.60	$11.35	$11.31	$10.32	$11.53	$11.73
Investment Operations
Net Investment Income	.220	.459	.488	.493	.507	.515
Net Realized and Unrealized Gain
(Loss) on Investments	.480	.250	.040	.990	(1.158)	(.183)
Total from Investment Operations	.700	.709	.528	1.483	(.651)	.332
Distributions
Dividends from Net Investment Income	(.220)	(.459)	(.488)	(.493)	(.507)	(.515)
Distributions from Realized Capital Gains	—	—	—	—	(.052)	(.017)
Total Distributions	(.220)	(.459)	(.488)	(.493)	(.559)	(.532)
Net Asset Value, End of Period	$12.08	$11.60	$11.35	$11.31	$10.32	$11.53

Total Return[1]	6.06%	6.44%	4.71%	14.63%	-5.87%	2.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$141	$138	$163	$219	$215	$263
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.68%	4.09%	4.26%	4.51%	4.57%	4.47%
Portfolio Turnover Rate	16%	30%	22%	22%	35%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.60	$11.35	$11.31	$10.32	$11.53	$11.73
Investment Operations
Net Investment Income	.225	.468	.497	.502	.515	.523
Net Realized and Unrealized Gain (Loss)
on Investments	.480	.250	.040	.990	(1.158)	(.183)
Total from Investment Operations	.705	.718	.537	1.492	(.643)	.340
Distributions
Dividends from Net Investment Income	(.225)	(.468)	(.497)	(.502)	(.515)	(.523)
Distributions from Realized Capital Gains	—	—	—	—	(.052)	(.017)
Total Distributions	(.225)	(.468)	(.497)	(.502)	(.567)	(.540)
Net Asset Value, End of Period	$12.08	$11.60	$11.35	$11.31	$10.32	$11.53

Total Return[1]	6.11%	6.53%	4.79%	14.72%	-5.80%	3.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$808	$774	$811	$782	$721	$858
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.76%	4.17%	4.34%	4.59%	4.64%	4.54%
Portfolio Turnover Rate	16%	30%	22%	22%	35%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Focused Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at May 31, 2012.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and for the period ended May 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Florida Focused Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2012, the fund had contributed capital of $138,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At May 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2011, the fund had available capital loss carryforwards totaling $3,734,000 to offset future net capital gains of $3,674,000 through November 30, 2016, and $60,000 through November 30, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $857,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2012, the cost of investment securities for tax purposes was $875,047,000. Net unrealized appreciation of investment securities for tax purposes was $71,145,000, consisting of unrealized gains of $72,468,000 on securities that had risen in value since their purchase and $1,323,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2012, the fund purchased $87,485,000 of investment securities and sold $68,701,000 of investment securities, other than temporary cash investments.

Florida Focused Long-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		May 31, 2012	November 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	14,992	1,259	20,720	1,828
Issued in Lieu of Cash Distributions	1,743	146	3,894	346
Redeemed	(19,113)	(1,611)	(52,551)	(4,688)
Net Increase (Decrease)—Investor Shares	(2,378)	(206)	(27,937)	(2,514)
Admiral Shares
Issued	46,384	3,900	91,519	8,105
Issued in Lieu of Cash Distributions	9,594	801	19,857	1,761
Redeemed	(54,295)	(4,552)	(163,347)	(14,648)
Net Increase (Decrease)—Admiral Shares	1,683	149	(51,971)	(4,782)

G. In preparing the financial statements as of May 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Focused Long-Term Tax-Exempt Fund	11/30/2011	5/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,060.65	$1.03
Admiral Shares	1,000.00	1,061.07	0.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$1.01
Admiral Shares	1,000.00	1,024.40	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Florida Focused Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q182 072012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2012

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 25, 2012

* By:/s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012, see file Number 2-11444, Incorporated by Reference.